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                     AIM GLOBAL INCOME FUNDS: ADVISOR CLASS
                  SUPPLEMENT TO PROSPECTUS DATED JUNE 1, 1998

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO AIM STRATEGIC INCOME FUND (THE "FUND"):

Effective June 30, 1998, Kevin J. Rogers was named a Portfolio Manager for the Fund. Mr. Rogers has been a Portfolio Manager for the Sub-adviser since July 1997. Prior thereto, Mr. Rogers was a high yield bond analyst at Fidelity Management & Research Company (Boston) from 1988 to 1997. Cheng-Hock Lau, David B. Hughes and Craig Munro remain the other Portfolio Managers of the Fund.

                                                                   July 20, 1998